Exhibit 99.1

Marchex Announces Fourth Quarter and Full Year 2013 Results

Company Sees Strong Demand for Mobile, Call-Driven Products

Forecasts Record Call-Driven Revenue For 2014

SEATTLE — (BUSINESS WIRE) – February 19, 2014— Marchex, Inc. (NASDAQ:MCHX), a mobile advertising technology company, today announced its financial results for the fourth quarter and full year ended December 31, 2013.

“Marchex made significant strides in 2013 as we expanded our Call Analytics technology, won new clients and retained and grew important, existing relationships,” said Russell Horowitz, Chairman and CEO of Marchex. “Specifically, our Call Analytics platform connected and analyzed hundreds of millions of calls on behalf of our clients; we added new advertisers to our Call Marketplace and we grew our mobile distribution partner network. This progress builds a strong foundation for 2014 as we enter the year with product and business momentum.”

Q4 2013 Financial Highlights1

•	GAAP revenue was $39.7 million for the fourth quarter of 2013, compared to $32.4 million for the fourth quarter of 2012. Non-GAAP revenue[2], which excludes domain sales recorded in GAAP revenue, was $38.1 million for the fourth quarter of 2013.

•	GAAP net income from continuing operations was $597,000 for the fourth quarter of 2013, compared to a GAAP net loss from continuing operations of $33.5 million for the fourth quarter of 2012.

•	GAAP net income from continuing operations attributable to common stockholders per diluted share was $0.02 for the fourth quarter of 2013. This compares to GAAP net loss from continuing operations attributable to common stockholders per diluted share of $1.00 for the fourth quarter of 2012.

	Q4 2013	Q4 2012

GAAP Revenue	$39.7 million	$32.4 million

Non-GAAP Results below exclude Domain Sales and Discontinued Operations:

Non-GAAP Revenue [2,3]	$38.1 million	$32.4 million
Call-Driven and Other Revenue	$34.5 million	$28.5 million
Archeo Revenue [2,3]	$3.7 million	$4.0 million

Call-Driven Adjusted OIBA[3]	$1.7 million	$1.2 million
Call-Driven Adjusted EBITDA[3]	$2.6 million	$2.0 million
Adjusted OIBA[2,3]	$2.7 million	$2.5 million
Adjusted EBITDA[2,3]	$3.7 million	$3.4 million

•	Adjusted non-GAAP EPS[3] from continuing operations for the fourth quarter of 2013 was $0.04, compared to $0.05 for the fourth quarter of 2012.

Full Year 2013 Consolidated Financial Results1

•	GAAP revenue was $152.6 million for 2013, compared to $132.8 million for 2012. Non-GAAP revenue[2], which excludes domain sales recorded in GAAP revenue, was $150.1 million for 2013.

•	GAAP net income from continuing operations applicable to common stockholders was $957,000 or $0.03 per diluted share for 2013. This compares to GAAP net loss from continuing operations applicable to common stockholders of $34.3 million or $1.03 per diluted share in 2012.

	FY 2013	FY 2012

GAAP Revenue	$152.6 million	$132.8 million

Non-GAAP Results below exclude Domain Sales and Discontinued Operations:

Non-GAAP Revenue [2,3]	$150.1 million	$132.8 million
Call-Driven and Other Revenue	$135.1 million	$111.9 million
Archeo Revenue [2,3]	$15.0 million	$20.9 million

Call-Driven Adjusted OIBA[3]	$6.3 million	$5.1 million
Call-Driven Adjusted EBITDA[3]	$9.9 million	$8.4 million
Adjusted OIBA[2,3]	$9.6 million	$13.4 million
Adjusted EBITDA[2,3]	$13.4 million	$17.1 million

•	Adjusted non-GAAP EPS[3] from continuing operations for 2013 was $0.17, compared to $0.25 in 2012.

[1]	In July 2013, certain pay-per-click assets were sold. As a result, the financial results of these pay-per-click assets are presented as income (loss) from discontinued operations, net of tax in our consolidated statements of operations in accordance with GAAP, and are excluded from all other results unless otherwise noted.
[2]	Excludes domain sales recognized in GAAP revenue. In September 2013 upon the launch of its domain marketplace, the company commenced recognizing domain sales as revenue.
[3]	Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Marchex Q4 and Recent Call-Driven Business Highlights:

•	Revenue. Call-Driven and other related revenue was $34.5 million for the fourth quarter of 2013 – a 21 percent increase compared to $28.5 million for the fourth quarter of 2012.

•	Products. We recently released data showing that Marchex blocked approximately 40 million phone calls in 2013 to U.S. small businesses through its Clean Call™ technology. Marchex started aggressively going after spam calls in 2011, after noticing the detrimental effect these calls were having on businesses. Clean Call™ technology is now used by hundreds of thousands of advertisers to detect and block telemarketers, robocallers and other spam dialers. Marchex found that these calls cost small businesses about half a billion dollars a year in lost productivity.

•	Customers and Partners. We recently announced a preferred partnership with MapQuest to connect mobile and online consumers to businesses via pay-for-call ads. MapQuest is one of the leading mapping brands online, reaching 28.4 million web users and 13.7 million mobile and tablet users, with 4.0 million users across devices in November 2013, according to comScore Media Metrix. The partnership allows Marchex to leverage MapQuest’s broad reach of consumers across every digital channel for Pay-for-Call advertising.

Archeo Q4 Business Highlights:

•	Revenue. Archeo non-GAAP revenue was $3.7 million for the fourth quarter of 2013, which excludes domain sales recognized in GAAP revenue.

•	Domains sales. During the fourth quarter of 2013, Archeo sold a total of 262 domains that yielded $1.6 million.

Business Outlook

“Our business is being driven by our advertiser demand for mobile performance. Our Call-Driven products and investments are centered on unlocking this opportunity,” said Mike Arends, Chief Financial Officer of Marchex. “Given the relative size and importance of our Call-Driven products, we believe that focusing on these revenue and profitability measures is the most appropriate way to communicate our business progress and guidance going forward. While advertiser budgets can change and we can experience period-to-period variability based on a variety of factors, we are excited about the ongoing progress we are making in our business. Today we are forecasting accelerated Call-Driven revenue year-over-year growth of approximately 30% in the first quarter.”

The following forward-looking statements reflect Marchex’s expectations as of February 19, 2014 and exclude any contribution from Archeo operations, domain sales and discontinued operations. Archeo operating results would be incremental and additive to our Call-Driven revenue, profitability, and other measures below:

Call-Driven financial guidance for the fiscal year ending December 31, 2014

Call-Driven Revenue	$162 million or more
Call-Driven Adjusted OIBA [1]	$7.5 million or more
Call Driven Adjusted EBITDA [1]	$11.5 million or more

Call-Driven financial guidance for the First Quarter ending March 31, 2014

Call-Driven Revenue	$ 40 million or more
Call-Driven Adjusted OIBA [1]	$ 1-$ 2 million
Call-Driven Adjusted EBITDA [1]	$ 2-$ 3 million

[1]	These non-GAAP Call-Driven measures assign all Marchex indirect overhead costs to the Call-Driven results. Reconciliations of non-GAAP measures are included in the financial tables attached to this press release and we encourage investors to examine the reconciling adjustments between the GAAP and non-GAAP measures.

Conference Call and Webcast Information

Management will hold a conference call, starting at 5:00 p.m. ET on Wednesday, February 19, 2014 to discuss its fourth quarter and year ended December 31, 2013 financial results, and other company updates. Access to the live webcast of the conference call will be available online from the Investors section of the Marchex’s website at www.marchex.com. An archived version of the webcast will also be available at the same location, beginning two hours after completion of the call.

About Marchex

Marchex is a mobile advertising technology company. The company provides a suite of products and services for businesses that depend on consumer phone calls to drive sales. Marchex’s mobile advertising platform delivers new customer phone calls to businesses, while its technology analyzes the data in these calls to help maximize ad campaign results. Marchex disrupts traditional advertising models by giving businesses full transparency into their ad campaign performance and charging them based on new customer acquisition.

Please visit www.marchex.com, blog.marchex.com or @marchex on Twitter (Twitter.com/Marchex), where Marchex discloses material information from time to time about the company, its financial information, and its business.

Forward-Looking Statements:

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenues, other financial guidance, acquisitions, projected costs, prospects, plans and objectives of management are forward-looking statements. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make. There are a number of important factors that could cause Marchex’s actual results to differ materially from those indicated by such forward-looking statements which are described in the “Risk Factors” section of our most recent periodic report and registration statement filed with the SEC. All of the information provided in this release is as of February 19, 2014 and Marchex undertakes no duty to update the information provided herein.

Non-GAAP Financial Information:

To supplement Marchex’s consolidated financial statements presented in accordance with GAAP and to provide clarity internally and externally, Marchex uses certain non-GAAP measures of financial performance and liquidity, including OIBA , Adjusted OIBA, Adjusted EBITDA, Revenue excluding and including Domain Sales, and Adjusted OIBA and EBITDA excluding and including Domain Sales. Marchex also provides Call-Driven and Archeo Adjusted OIBA and EBITDA, and Adjusted non-GAAP EPS.

OIBA represents income (loss) from operations plus (1) stock-based compensation expense and (2) amortization of intangible assets from acquisitions. This measure, among other things, is one of the primary metrics by which Marchex evaluates the performance of its business. Additionally, Marchex’s management uses Adjusted OIBA, which excludes any gain/loss on sales and disposals of intangible assets for each asset and acquisition and separation related costs as these items are not indicative of Marchex’s recurring core operating results and any domain sales contribution. Adjusted OIBA is the basis on which Marchex’s internal budgets are based and by which Marchex’s management is currently evaluated. Marchex believes these measures are useful to investors because they represent Marchex’s consolidated operating results, taking into account depreciation and other intangible amortization, which Marchex believes is an ongoing cost of doing business, but excluding the effects of certain other expenses or gain/loss such as stock-based compensation, amortization of intangible assets from acquisitions, acquisition and separation related costs, domain sales contribution and gain/loss on sales and disposals of intangible assets. Adjusted EBITDA represents income (loss) before interest, income taxes, depreciation, amortization, stock compensation expense, acquisition and separation related cost, domain sales contribution and gain/loss on sales and disposals of intangible assets. Marchex believes that Adjusted EBITDA is another alternative measure of liquidity to GAAP net cash provided by operating activities that provides meaningful supplemental information regarding liquidity and is used by Marchex’s management to measure its ability to fund operations and its financing obligations.

Revenue excluding Domain Sales represents GAAP revenue excluding domain sales sold through Marchex’s Domain Marketplace which are recognized in GAAP revenue. Revenue with Domain Sales represents GAAP revenue plus sales proceeds from the sale of intangible assets. Adjusted OIBA and EBITDA with Domain Sales includes the above descriptions of Adjusted OIBA and EBITDA plus any domain sales contribution and gain/loss on sales and disposals of intangible assets. Call-Driven Adjusted OIBA and EBITDA includes the above descriptions of Adjusted OIBA and EBITDA for the Call-Driven segment. The Call-Driven Adjusted OIBA and EBITDA assigns all Marchex indirect overhead costs to the Call-Driven results. Archeo non-GAAP Measures include the measures above for the Archeo segment. Financial analysts and investors may use the non-GAAP historical Revenue with Domain Sales, Adjusted OIBA and EBITDA with Domain Sales to help with comparative financial evaluation to make informed investment decisions.

Adjusted non-GAAP EPS represents Adjusted non-GAAP Net Income (Loss) applicable to common stockholders divided by GAAP diluted shares outstanding. Adjusted non-GAAP Net Income (Loss) applicable to common stockholders generally captures those items on the statement of operations that have been, or ultimately will be, settled in cash exclusive of certain items that are not indicative of Marchex’s recurring core operating results and represents net income (loss) applicable to common stockholders plus the net of tax effects of: (1) stock-based compensation expense, (2) amortization of intangible assets from acquisitions, (3) domain sales contribution and gain/loss on sales and disposals of intangible assets and domain sales contribution, (4) acquisition and separation related costs, (5) interest and other income (expense), (6) discontinued operations and gain on sale of discontinued operations, net of tax and (7) dividends paid to participating securities, and also excludes the effect of the tax valuation allowance. Financial analysts and investors may use Adjusted non-GAAP EPS to analyze Marchex’s financial performance since these groups have historically used EPS related measures, along with other measures, to estimate the value of a company, to make informed investment decisions, and to evaluate a company’s operating performance compared to that of other companies in its industry.

Marchex’s management believes that investors should have access to, and Marchex is obligated to provide, the same set of tools that management uses in analyzing the company’s results. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, and should not be considered in isolation, as a substitute for, or superior to, GAAP results. Marchex’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar titled terms used by other companies, and accordingly, care should be exercised in understanding how Marchex defines its non-GAAP financial measures in this release. Marchex endeavors to compensate for the limitations of the non-GAAP measures presented by providing the comparable GAAP measure with equal or greater prominence, GAAP financial statements, and detailed descriptions of the reconciling items and adjustments, including quantifying such items, to derive the non-GAAP measure.

For further information, contact:

Trevor Caldwell

Marchex Investor Relations

Telephone: 206.331.3600

Email: ir(at)marchex.com

Or

MEDIA INQUIRIES

Sonia Krishnan

Marchex Corporate Communications

Telephone: 206-331-3434

Email: skrishnan(at)marchex.com

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,
	2012	2013
Revenue	$32,436	$39,680
Expenses:
Service costs (1)	19,099	23,833
Sales and marketing (1)	2,563	2,832
Product development (1)	5,963	6,760
General and administrative (1)	5,557	4,382
Amortization of intangible assets from acquisitions	1,054	426
Acquisition and separation related costs	589	(62)

Total operating expenses	34,825	38,171
Impairment of goodwill	(15,837)	—
Gain on sales and disposals of intangible assets, net	862	35

Income (loss) from operations	(17,364)	1,544
Interest expense and other, net	(20)	11

Income (loss) from continuing operations before provision for income taxes	(17,384)	1,555
Income tax expense	16,108	958

Net income (loss) from continuing operations	(33,492)	597
Discontinued operations:
Income (loss) from discontinued operations, net of tax	(843)	7
Gain on sale from discontinued operations, net of tax	—	1

Discontinued operations, net of tax	(843)	8
Net income (loss)	(34,335)	605
Dividends paid to participating securities	(394)	—

Net income (loss) applicable to common stockholders	$(34,729)	$605

Basic and diluted net income (loss) per Class A share applicable to common stockholders:
Continuing operations	$(1.00)	$0.02
Discontinued operations, net of tax	(0.02)	0.00

Basic and diluted net income (loss) per Class A share applicable to common stockholders	$(1.02)	$0.02
Basic net income (loss) per Class B share applicable to common stockholders:
Continuing operations	$(0.99)	$0.02
Discontinued operations, net of tax	(0.02)	0.00

Basic net income (loss) per Class B share applicable to common stockholders:	$(1.01)	$0.02
Diluted net income (loss) per Class B share applicable to common stockholders:
Continuing operations	$(1.00)	$0.02
Discontinued operations, net of tax	(0.02)	0.00

Diluted net income (loss) per Class B share applicable to common stockholders:	$(1.02)	$0.02
Dividends paid per share	$0.18	$—
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	9,570	7,770
Class B	24,642	28,371
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	9,570	7,770
Class B	34,212	38,713
(1) Includes stock-based compensation allocated as follows:
Service costs	$325	$362
Sales and marketing	20	171
Product development	178	508
General and administrative	2,720	1,321

Total	$3,243	$2,362

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Twelve Months Ended December 31,
	2012	2013
Revenue	$132,794	$152,550
Expenses:
Service costs (1)	75,920	91,858
Sales and marketing (1)	13,057	11,182
Product development (1)	23,200	27,346
General and administrative (1)	22,838	19,385
Amortization of intangible assets from acquisitions	4,728	2,926
Acquisition and separation related costs	753	878

Total operating expenses	140,496	153,575
Impairment of goodwill	(15,837)	—
Gain on sales and disposals of intangible assets, net	6,296	3,774

Income (loss) from operations	(17,243)	2,749
Interest expense and other, net	(449)	(37)

Income (loss) from continuing operations before provision for income taxes	(17,692)	2,712
Income tax expense	16,566	1,755

Net income (loss) from continuing operations	(34,258)	957
Discontinued operations:
Loss from discontinued operations, net of tax	(938)	(70)
Gain on sale from discontinued operations, net of tax	—	930

Discontinued operations, net of tax	(938)	860
Net income (loss)	(35,196)	1,817
Dividends paid to participating securities	(657)	—

Net income (loss) applicable to common stockholders	$(35,853)	$1,817

Basic and diluted net income (loss) per Class A share applicable to common stockholders:
Continuing operations	$(1.03)	$0.03
Discontinued operations, net of tax	(0.03)	0.02

Basic and diluted net income (loss) per Class A share applicable to common stockholders	$(1.06)	$0.05
Basic and diluted net income (loss) per Class B share applicable to common stockholders:
Continuing operations	$(1.02)	$0.03
Discontinued operations, net of tax	(0.03)	0.02

Basic and diluted net income (loss) per Class A share applicable to common stockholders	$(1.05)	$0.05
Dividends paid per share	$0.25	$—
Shares used to calculate basic net income (loss) per share applicable to common stockholders
Class A	9,574	8,816
Class B	24,412	26,798
Shares used to calculate diluted net income (loss) per share applicable to common stockholders
Class A	9,574	8,816
Class B	33,986	36,999
(1) Includes stock-based compensation allocated as follows:
Service costs	$1,869	$1,180
Sales and marketing	2,029	645
Product development	1,038	1,635
General and administrative	10,702	5,777

Total	$15,638	$9,237

MARCHEX, INC. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2012	December 31, 2013
Assets
Current assets:
Cash and cash equivalents	$15,930	$30,912
Accounts receivable, net	25,988	30,005
Prepaid expenses and other current assets	2,667	2,943
Refundable taxes	264	97
Deferred tax assets	830	1,016

Total current assets	45,679	64,973
Property and equipment, net	6,005	5,440
Deferred tax assets	27,677	25,446
Intangibles and other assets, net	611	484
Goodwill	65,815	65,679
Intangible assets from acquisitions, net	3,360	434

Total Assets	$149,147	$162,456

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$12,378	$15,922
Accrued expenses and other current liabilities	9,609	7,988
Deferred revenue	2,009	1,388

Total current liabilities	23,996	25,298
Other non-current liabilities	2,216	2,095

Total Liabilities	26,212	27,393
Class A common stock	98	80
Class B common stock	284	309
Treasury stock	(13)	(2)
Additional paid-in capital	295,532	305,825
Accumulated deficit	(172,966)	(171,149)

Total Stockholders’ Equity	122,935	135,063

Total Liabilities and Stockholders’ Equity	$149,147	$162,456

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP Income (Loss) from Operations to Operating Income Before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

(in thousands)

(unaudited)

	Three Months Ended December 31,
	2012	2013
Income (loss) from operations	$(17,364)	$1,544
Stock-based compensation	3,243	2,362
Amortization of intangible assets from acquisitions	1,054	426

Operating income before amortization (OIBA)	(13,067)	4,332
Acquisition and separation related costs	589	(62)
Impairment of goodwill	15,837	—
Domain sales contribution	—	(1,549)
Gain on sales and disposals of intangible assets, net	(862)	(35)

Adjusted operating income before amortization (Adjusted OIBA)	$2,497	$2,686

	Twelve Months Ended December 31,
	2012	2013
Income (loss) from operations	$(17,243)	$2,749
Stock-based compensation	15,638	9,237
Amortization of intangible assets from acquisitions	4,728	2,926

Operating income before amortization (OIBA)	3,123	14,912
Acquisition and separation related costs	753	878
Impairment of goodwill	15,837	—
Domain sales contribution	—	(2,388)
Gain on sales and disposals of intangible assets, net	(6,296)	(3,774)

Adjusted operating income before amortization (Adjusted OIBA)	$13,417	$9,628

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended December 31,
	2012	2013
Net cash provided by operating activities	$4,311	$6,109
Changes in asset and liabilities	(17,696)	(1,636)
Income tax expense	16,108	958
Separation related costs	589	—
Interest expense and other, net	19	(14)
Less: Domain sales contribution	—	(1,549)
Discontinued operations, net of tax	(73)	(7)
Excess tax benefits related to stock compensation	146	(209)

Adjusted EBITDA	$3,404	$3,652

Net cash provided by (used in) investing activities	$197	$(549)

Net cash provided by (used in) financing activities	$(24,112)	$202

	Twelve Months Ended December 31,
	2012	2013
Net cash provided by operating activities	$19,901	$13,596
Changes in asset and liabilities	(20,580)	(1,154)
Income tax expense	16,566	1,755
Separation related costs	885	940
Interest expense and other, net	88	30
Less: Domain sales contribution	—	(2,388)
Discontinued operations, net of tax	(24)	42
Tax effect on gain on sale of discontinued operations	—	563
Excess tax benefits related to stock compensation	308	—

Adjusted EBITDA	$17,144	$13,384

Net cash provided by investing activities	$3,320	$1,647

Net cash used in financing activities	$(44,734)	$(261)

Certain reclassifications have been made to prior periods to conform to current period presentation.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31,
	2012	2013
Adjusted Non-GAAP EPS from continuing operations	$0.05	$0.04

Net income (loss) from continuing operations applicable to common stockholders - diluted (GAAP EPS)	$(1.00)	$0.02
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	34,212	38,713
Net income (loss) applicable to common stockholders	$(34,729)	$605
Stock-based compensation	3,243	2,362
Acquisition and separation related costs	589	(62)
Impairment of goodwill	15,837	—
Amortization of intangible assets from acquisitions	1,054	426
Gain on sales and disposals of intangible assets, net	(862)	(35)
Domain sales contribution	—	(1,549)
Interest expense and other, net	20	(11)
Dividends paid to participating securities	394	—
Tax valuation allowance	16,400	—
Discontinued operations, net of tax	843	(8)
Estimated impact of income taxes	(1,170)	(69)

Adjusted Non-GAAP net income from continuing operations	$1,619	$1,659

Adjusted Non-GAAP EPS from continuing operations	$0.05	$0.04

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	34,212	38,713
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	1,523	—

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	35,735	38,713

(1)	For the purpose of computing the number of diluted shares for Adjusted Non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation of GAAP EPS to Adjusted Non-GAAP EPS

(in thousands, except per share data)

(unaudited)

	Twelve Months Ended December 31,
	2012	2013
Adjusted Non-GAAP EPS	$0.25	$0.17

Net income (loss) from continuing operations per share applicable to common stockholders - diluted (GAAP EPS)	$(1.03)	$0.03
Shares used to calculate diluted net income (loss) per share applicable to common stockholders	33,986	36,999
Net income (loss) applicable to common stockholders	$(35,853)	$1,817
Stock-based compensation	15,638	9,237
Acquisition and separation related costs	753	878
Impairment of goodwill	15,837	—
Amortization of intangible assets from acquisitions	4,728	2,926
Gain on sales and disposals of intangible assets, net	(6,296)	(3,774)
Domain sales contribution	—	(2,388)
Interest expense and other, net	449	37
Dividends paid to participating securities	657	—
Tax valuation allowance	16,400	651
Discontinued operations, net of tax	938	(860)
Estimated impact of income taxes	(4,544)	(2,268)

Adjusted Non-GAAP net income from continuing operations	$8,707	$6,256

Adjusted Non-GAAP EPS from continuing operations	$0.25	$0.17

Shares used to calculate diluted net income (loss) per share applicable to common stockholders	33,986	36,999
Weighted average stock options and common shares subject to purchase or cancellation (if applicable)	1,377	—

Diluted shares used to calculate Adjusted Non-GAAP EPS (1)	35,363	36,999

(1)	For the purpose of computing the number of diluted shares for non-GAAP EPS, Marchex uses the accounting guidance that would be applicable for computing the number of diluted shares for GAAP EPS.

MARCHEX, INC. AND SUBSIDIARIES

(in thousands)

(unaudited)

Reconciliation of GAAP Income (Loss) from Operations to Operating Income before Amortization (OIBA)

and Adjusted Operating Income Before Amortization (Adjusted OIBA)

	3 months ended								12 months ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2012	12/31/2013
Income (loss) from operations	$(616)	$1,158	$(421)	$(17,364)	$297	$(98)	$1,006	$1,544	$(17,243)	$2,749
Stock-based compensation	3,891	4,802	3,702	3,243	1,907	2,603	2,365	2,362	15,638	9,237
Amortization of intangible assets from acquisitions	1,537	1,082	1,055	1,054	1,055	736	709	426	4,728	2,926

Operating income before amortization (OIBA)	4,812	7,042	4,336	(13,067)	3,259	3,241	4,080	4,332	3,123	14,912
Acquisition and separation related costs	(132)	—	296	589	345	309	286	(62)	753	878
Impairment of goodwill	—	—	—	15,837	—	—	—	—	15,837	—
Domain sales contribution	—	—	—	—	—	—	(839)	(1,549)	—	(2,388)
Gain on sales and disposals of intangible assets, net	(1,463)	(3,258)	(713)	(862)	(1,362)	(1,330)	(1,047)	(35)	(6,296)	(3,774)

Adjusted operating income before amortization (Adjusted OIBA)	$3,217	$3,784	$3,919	$2,497	$2,242	$2,220	$2,480	$2,686	$13,417	$9,628

Reconciliation from Net Cash provided by Operating Activities to Adjusted EBITDA

	3 months ended								12 months ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2012	12/31/2013
Net cash provided by operating activities	$3,954	$7,980	$3,656	$4,311	$2,141	$1,014	$4,332	$6,109	$19,901	$13,596
Changes in asset and liabilities	302	(3,997)	811	(17,696)	463	1,393	(1,374)	(1,636)	(20,580)	(1,154)
Income tax expense (benefit)	(88)	595	(49)	16,108	165	243	389	958	16,566	1,755
Separation related costs	—	—	296	589	345	309	286	—	885	940
Less: Domain sales contribution	—	—	—	—	—	—	(839)	(1,549)	—	(2,388)
Discontinued operations, net of tax	(27)	38	38	(73)	17	(11)	43	(7)	(24)	42
Tax effect of gain on sale of discontinued operations	—	—	—	—	—	—	563	—	—	563
Interest expense and other, net	19	22	28	19	17	12	15	(14)	88	30
Excess tax benefits related to stock compensation	97	23	42	146	7	189	13	(209)	308	—

Adjusted EBITDA	$4,257	$4,661	$4,822	$3,404	$3,155	$3,149	$3,428	$3,652	$17,144	$13,384

Net cash provided by (used in) investing activities	$1,194	$2,032	$(103)	$197	$512	$449	$1,235	$(549)	$3,320	$1,647

Net cash provided by (used in) financing activities	$(1,296)	$(17,734)	$(1,592)	$(24,112)	$(1,484)	$179	$842	$202	$(44,734)	$(261)

Certain reclassifications have been made to prior periods to conform to current period presentation and to exclude the results from discontinued operations.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Quarterly Financial Summary Information

(in thousands)

NON-GAAP MEASURES

Amounts below exclude Domain Sales and Discontinued Operations

CONSOLIDATED	Q112	Q212	Q312	Q412	Q113	Q213	Q313	Q413
Non-GAAP Revenue	$33,835	$32,832	$33,691	$32,436	$34,732	$37,578	$39,661	$38,124
Adjusted OIBA	$3,217	$3,784	$3,919	$2,497	$2,242	$2,220	$2,480	$2,686
Adjusted EBITDA	$4,257	$4,661	$4,822	$3,404	$3,155	$3,149	$3,428	$3,652

CALL-DRIVEN AND OTHER	Q112	Q212	Q312	Q412	Q113	Q213	Q313	Q413
GAAP Revenue	$26,651	$27,497	$29,269	$28,469	$31,108	$33,893	$35,668	$34,457
Adjusted OIBA	$188	$1,530	$2,215	$1,158	$1,371	$1,508	$1,693	$1,725
Adjusted EBITDA	$980	$2,319	$3,064	$2,016	$2,247	$2,400	$2,598	$2,618

ARCHEO	Q112	Q212	Q312	Q412	Q113	Q213	Q313	Q413
Non-GAAP Revenue	$7,184	$5,335	$4,422	$3,967	$3,624	$3,685	$3,993	$3,667
Adjusted OIBA	$3,029	$2,254	$1,704	$1,339	$871	$712	$787	$961
Adjusted EBITDA	$3,277	$2,342	$1,758	$1,388	$908	$749	$830	$1,034

Certain reclassifications have been made to prior periods to conform to current period presentation and to exclude the results from discontinued operations.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Financial Summary by Segment

(in thousands)

(unaudited)

	Three months ended								Twelve months ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/30/2012	12/31/2013
Marchex - consolidated[4]
Revenue - GAAP	$33,835	$32,832	$33,691	$32,436	$34,732	$37,578	$40,560	$39,680	$132,794	$152,550
Revenue excluding Domain Sales[2]	$33,835	$32,832	$33,691	$32,436	$34,732	$37,578	$39,661	$38,124	$132,794	$150,095
Revenue with Domain Sales[3]	$35,309	$36,101	$34,404	$33,298	$36,094	$38,908	$41,607	$39,715	$139,112	$156,324

Adjusted OIBA excluding Domain Sales[2]	$3,217	$3,784	$3,919	$2,497	$2,242	$2,220	$2,480	$2,686	$13,417	$9,628
Adjusted OIBA with Domain Sales[3]	$4,680	$7,042	$4,632	$3,359	$3,604	$3,550	$4,366	$4,270	$19,713	$15,790

Adjusted EBITDA excluding Domain Sales[2]	$4,257	$4,661	$4,822	$3,404	$3,155	$3,149	$3,428	$3,652	$17,144	$13,384
Adjusted EBITDA with Domain Sales[3]	$5,720	$7,919	$5,535	$4,266	$4,517	$4,479	$5,314	$5,236	$23,440	$19,546
Call-Driven and Other[1]
Revenue	$26,651	$27,497	$29,269	$28,469	$31,108	$33,893	$35,668	$34,457	$111,886	$135,126
Adjusted OIBA	$188	$1,530	$2,215	$1,158	$1,371	$1,508	$1,693	$1,725	$5,091	$6,297
Adjusted EBITDA	$980	$2,319	$3,064	$2,016	$2,247	$2,400	$2,598	$2,618	$8,379	$9,863
Archeo[1,4]
Revenue	$7,184	$5,335	$4,422	$3,967	$3,624	$3,685	$4,892	$5,223	$20,908	$17,424
Revenue excluding Domain Sales[2]	$7,184	$5,335	$4,422	$3,967	$3,624	$3,685	$3,993	$3,667	$20,908	$14,969
Revenue with Domain Sales[3]	$8,658	$8,604	$5,135	$4,829	$4,986	$5,015	$5,939	$5,258	$27,226	$21,198

Adjusted OIBA excluding Domain Sales[2]	$3,029	$2,254	$1,704	$1,339	$871	$712	$787	$961	$8,326	$3,331
Adjusted OIBA with Domain Sales[3]	$4,492	$5,512	$2,417	$2,201	$2,233	$2,042	$2,673	$2,545	$14,622	$9,493

Adjusted EBITDA excluding Domain Sales[2]	$3,277	$2,342	$1,758	$1,388	$908	$749	$830	$1,034	$8,765	$3,521
Adjusted EBITDA with Domain Sales[3]	$4,740	$5,600	$2,471	$2,250	$2,270	$2,079	$2,716	$2,618	$15,061	$9,683

1	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited condensed consolidated financial statements of Marchex, Inc. for all periods presented. Corporate overhead expenses have been reallocated in prior periods to conform to current period presentation. The unaudited Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses in all periods presented. The unaudited Archeo financial results include direct operating expenses for all periods presented.
2	In September 2013, Marchex announced and launched its Domains Marketplace and through it, commenced buying and selling of domains. Domain sales occurring after this date are included in revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited condensed consolidated financial statements.
3	Includes all domain sales recognized in gain on sales and disposals of intangible assets and in revenue and service costs.
4	Amounts presented exclude results of discontinued operations. Operating results of discontinued operations relate to certain pay-per-click assets sold in July 2013 and are included in discontinued operations, net of tax in the unaudited condensed consolidated financial statements.

Certain reclassifications have been made to prior periods to conform to current period presentation and to exclude the results from discontinued operations.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.

MARCHEX, INC. AND SUBSIDIARIES

Reconciliation to Reported Financial and Non-GAAP Information

(in thousands)

(unaudited)

	Three months ended								Twelve months ended
	3/31/2012	6/30/2012	9/30/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2012	12/31/2013
Revenue[5]
Consolidated - GAAP	$33,835	$32,832	$33,691	$32,436	$34,732	$37,578	$40,560	$39,680	$132,794	$152,550
Less: Domain sales recognized in revenue[2]	—	—	—	—	—	—	899	1,556	—	2,455

Consolidated excluding Domain Sales[1]	$33,835	$32,832	$33,691	$32,436	$34,732	$37,578	$39,661	$38,124	$132,794	$150,095
Add: Domain sales recognized in revenue[4]	—	—	—	—	—	—	899	1,556	—	2,455
Add: Domain Sales[1]	1,474	3,269	713	862	1,362	1,330	1,047	35	6,318	3,774

Consolidated with Domain Sales[1]	35,309	36,101	34,404	33,298	36,094	38,908	41,607	39,715	139,112	156,324
Less: Archeo including Domain Sales[3]	8,658	8,604	5,135	4,829	4,986	5,015	5,939	5,258	27,226	21,198
Other	181	175	174	180	171	162	131	99	710	563

Call-Driven[3]	$26,470	$27,322	$29,095	$28,289	$30,937	$33,731	$35,537	$34,358	$111,176	$134,563

Adjusted operating income[3,5]
Consolidated	$3,217	$3,784	$3,919	$2,497	$2,242	$2,220	$2,480	$2,686	$13,417	$9,628
Add: Gain on Domain Sales and Domain Sales Contribution[6]	1,463	3,258	713	862	1,362	1,330	1,886	1,584	6,296	6,162

Consolidated with Domain Sales	4,680	7,042	4,632	3,359	3,604	3,550	4,366	4,270	19,713	15,790
Less: Archeo including Domain Sales[3]	4,492	5,512	2,417	2,201	2,233	2,042	2,673	2,545	14,622	9,493
Other	71	116	104	105	106	86	75	59	396	326

Call-Driven[3]	$117	$1,414	$2,111	$1,053	$1,265	$1,422	$1,618	$1,666	$4,695	$5,971

Adjusted EBITDA[4,5]
Consolidated	$4,257	$4,661	$4,822	$3,404	$3,155	$3,149	$3,428	$3,652	$17,144	$13,384
Add: Gain on Domain Sales and Domain Sales Contribution[6]	1,463	3,258	713	862	1,362	1,330	1,886	1,584	6,296	6,162

Consolidated with Domain Sales	5,720	7,919	5,535	4,266	4,517	4,479	5,314	5,236	23,440	19,546
Less: Archeo including Domain Sales[3]	4,740	5,600	2,471	2,250	2,270	2,079	2,716	2,618	15,061	9,683
Other	71	116	104	105	106	86	75	59	396	326

Call-Driven[3]	$909	$2,203	$2,960	$1,911	$2,141	$2,314	$2,523	$2,559	$7,983	$9,537

1	These are non-GAAP measures of financial results which are adjusted for sales proceeds from sales of intangible assets and/or domain sales recognized as revenue.
2	In September 2013, Marchex announced and launched its Domains Marketplace and through it, commenced buying and selling of domains. Domain sales occurring after this date are included in revenue and related cost in service cost. Prior to this date, domain sales were recognized in gain on sales and disposals of intangible assets in the unaudited condensed consolidated financial statements.
3	The financial results for Call-Driven and Archeo are preliminary and have been derived from the unaudited condensed consolidated financial statements of Marchex, Inc. for all periods presented. Corporate overhead expenses have been reallocated in prior periods to conform to current period presentation. The unaudited Call-Driven financial results include certain direct operating expenses and general corporate overhead expenses in all periods presented. The unaudited Archeo financial results include direct operating expenses for all periods presented.
4	These are non-GAAP measures of operating results and liquidity. These non-GAAP measures are adjusted for net gains from sales of intangible assets, direct contribution of domain sales sold through Marchex’s Domains Marketplace.
5	Amounts presented exclude results of discontinued operations. Financial results of discontinued operations related to certain pay-per-click assets sold in July 2013 and are included in discontinued operations, net of tax in the unaudited condensed consolidated financial statements.
6	Includes net gains from sales of intangible assets and direct contribution of domain sales sold through Marchex’s Domains Marketplace.

Certain reclassifications have been made to prior periods to conform to current period presentation and to exclude the results from discontinued operations.

Due to rounding, the sum of quarterly amounts may not equal amounts reported for year-to-date periods.